                         NOTICE OF GUARANTEED DELIVERY
                                      FOR
                        TENDER OF SHARES OF COMMON STOCK
           (INCLUDING THE ASSOCIATED PREFERRED SHARE PURCHASE RIGHTS)
                                       OF
                              GLEASON CORPORATION
                                       TO
                        TORQUE ACQUISITION CO., L.L.C.,
                          a wholly owned subsidiary of
                       Vestar Capital Partners IV, L.P.,
                                      AND
                              GLEASON CORPORATION
                   (Not to Be Used for Signature Guarantees)

    As set forth in the Supplement (as defined below), this Notice of Guaranteed Delivery, or a form substantially equivalent hereto, must be used to accept the Offer (as defined below) if certificates representing shares of Common Stock, par value $1.00 per share (the "Common Stock"), together with the associated preferred share purchase rights (the "Rights" and, together with the Common Stock, the "Shares"), of Gleason Corporation, a Delaware corporation, are not immediately available, if the procedure for book-entry transfer cannot be completed prior to the Expiration Date (as defined in the Supplement), or if time will not permit all required documents to reach the Depositary prior to the Expiration Date. Such form may be delivered by hand, transmitted by facsimile transmission or mailed to the Depositary. See the section captioned "THE OFFER--Procedures for Tendering Shares" of the Supplement.

                        The Depositary of the Offer is:

                    CHASEMELLON SHAREHOLDER SERVICES, L.L.C.

        BY MAIL:                 BY FACSIMILE                 BY HAND:             BY OVERNIGHT COURIER:
                                 TRANSMISSION:

Reorganization Department  (201) 296-4293             Reorganization Department  Reorganization Department
P.O. Box 3301              (for eligible              120 Broadway               85 Challenger Rd.
South Hackensack,          institutions only)         13th Floor                 Mail Stop--Reorg
NJ 07606                                              New York, NY 10271         Ridgefield, NJ 07660

                   FOR CONFIRMATION TELEPHONE: (201) 296-4860

    DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA A FACSIMILE NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

    THIS NOTICE OF GUARANTEED DELIVERY IS NOT TO BE USED TO GUARANTEE SIGNATURES. IF A SIGNATURE ON A LETTER OF TRANSMITTAL IS REQUIRED TO BE GUARANTEED BY AN "ELIGIBLE INSTITUTION" UNDER THE INSTRUCTIONS THERETO, SUCH SIGNATURE GUARANTEE MUST APPEAR IN THE APPLICABLE SPACE PROVIDED IN THE SIGNATURE BOX ON THE LETTER OF TRANSMITTAL.

Ladies and Gentlemen:

    The undersigned hereby tenders to Torque Acquisition Co., L.L.C., a newly formed Delaware limited liability company and a wholly owned subsidiary of Vestar Capital Partners IV, L.P., and Gleason Corporation, a Delaware corporation, upon the terms and subject to the conditions set forth in the Offer to Purchase dated December 15, 1999 (the "Offer to Purchase") as supplemented by the Supplement, dated February 4, 2000 (the "Supplement"), and the related Letter of Transmittal (which together constitute the "Offer"), receipt of which is hereby acknowledged, the number of Shares set forth below pursuant to the guaranteed delivery procedures set forth in the section captioned "THE OFFER-- Procedures for Tendering Shares" of the Supplement.

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Number of Shares:_______________________________________________________________
Share Certificate Numbers (if available):

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Check box if Shares will be tendered by book-entry transfer:/ /

Account Number: ________________________________________________________________

Dated:__________________________________________________________________________

Name(s) of Record Holder(s):

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                              PLEASE TYPE OR PRINT

Address(es):____________________________________________________________________
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                                                                        ZIP CODE
Area Code and Telephone Number:

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                                  SIGNATURE(S)
DATED:
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
                                   GUARANTEE
                   (NOT TO BE USED FOR SIGNATURE GUARANTEES)

    The undersigned, a participant in the Security Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Guarantee Program or the Stock Exchange Medallion Program (each, an "Eligible Institution"), hereby guarantees to deliver to the Depositary either the certificates representing the Shares tendered hereby in proper form for transfer, or timely confirmation of a book-entry transfer of such Shares into the Depositary's account at The Depository Trust Company, in each case with delivery of a properly completed and duly executed Letter of Transmittal (or facsimile thereof), with any required signature guarantees, or an Agent's Message (as defined in the Supplement), and any other documents required by the Letter of Transmittal, within three New York Stock Exchange trading days (as defined in the Supplement) after the date of execution hereof.

    The Eligible Institution that completes this form must communicate the guarantee to the Depositary and must deliver the Letter of Transmittal and certificates for Shares to the Depositary within the time period shown herein. Failure to do so could result in a financial loss to such Eligible Institution.

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Name of Firm:___________________________________________________________________

Address:________________________________________________________________________

  ______________________________________________________________________________

                                                                        ZIP CODE

Area Code
and Telephone Number: __________________________________________________________

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                              AUTHORIZED SIGNATURE

Name: __________________________________________________________________________
                              PLEASE TYPE OR PRINT

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Dated: _________________________________________________________________________
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NOTE:  DO NOT SEND CERTIFICATES FOR SHARES WITH THIS NOTICE OF GUARANTEED
       DELIVERY. CERTIFICATES SHOULD BE SENT ONLY WITH YOUR LETTER OF
       TRANSMITTAL.